Note 17 Tangible assets by Spanish and foreign subsidiaries net assets values (Details) - EUR (€) € in Millions	Dec. 31, 2022 [1]	Dec. 31, 2021 [2]	Dec. 31, 2020
Tangible assets by Spanish and foreign subsidiaries [Line Items]
Tangible assets BBVA and Spanish subsidiaries	€ 4,285	€ 3,873	€ 4,294
Tangible assets foreign subsidiaries	4,452	3,425	3,529
Total tangible assets by Spanish and foreign subsidiaries	€ 8,737	€ 7,298	€ 7,823

[1]	(1) The variation in 2022 corresponds mainly to the closing of the transaction with Merlin Properties in which 100% of the shares of Tree Inversiones Inmobiliarias, SOCIMI, S.A. were acquired by BBVA Group..
[2]	(2) The variation in 2021 is mainly due to the reclassification of owned offices and facilities from "Tangible assets" to "Non-current assets and disposal groups classified as held for sale" (see Notes 21, 24 and 50).